EXHIBIT 10.35

REVOLVING CREDIT NOTE

$27,000,000.00	Atlanta, Georgia February 2, 2016

FOR VALUE RECEIVED, the undersigned, Deltic Timber Corporation, a Delaware corporation (the “Borrower”), hereby promises to pay to GREENSTONE FARM CREDIT SERVICES, ACA (the “Lender”) or its registered assigns, at the office of SunTrust Bank (“SunTrust”) at 303 Peachtree Street, N.E., Atlanta, Georgia 30308, on the Commitment Termination Date (as defined in the Second Amended and Restated Revolving Credit Agreement dated as of November 18, 2014 (as the same may be amended, supplemented, or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the Lenders from time to time party thereto and SunTrust, as Administrative Agent for the Lenders), the lesser of the principal sum of TWENTY SEVEN MILLION AND NO/100 DOLLARS ($27,000,000.00) and the aggregate unpaid principal amount of all Revolving Loans made by the Lender to the Borrower pursuant to the Credit Agreement, in lawful money of the United States of America in immediately available funds, and to pay interest from the date hereof on the principal amount thereof from time to time outstanding, in like funds, at said office, at the rate or rates per annum and payable on such dates as provided in the Credit Agreement. In addition, should legal action or an attorney-at-law be utilized to collect any amount due hereunder, the Borrower further promises to pay all costs of collection, including the reasonable attorneys’ fees of the Lender. Terms not defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

The Borrower promises to pay Default Interest, on demand, on the terms and conditions set forth in the Credit Agreement.

All borrowings evidenced by this Revolving Credit Note and all payments and prepayments of the principal hereof and the date thereof shall be endorsed by the holder hereof on the schedule attached hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof, or otherwise recorded by such holder in its internal records; provided, that the failure of the holder hereof to make such a notation or any error in such notation shall not affect the obligations of the Borrower to make the payments of principal and interest in accordance with the terms of this Revolving Credit Note and the Credit Agreement.

This Revolving Credit Note is issued in connection with, and is entitled to the benefits of, the Credit Agreement which, among other things, contains provisions for the acceleration of the maturity hereof upon the happening of certain events, for prepayment of the principal hereof prior to the maturity hereof and for the amendment or waiver of certain provisions of the Credit Agreement, all upon the terms and conditions therein specified. THIS

REVOLVING CREDIT NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF GEORGIA AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

DELTIC TIMBER CORPORATION

By:	/s/ Kenneth D. Mann
Name: Kenneth D. Mann
Title: Vice President & CFO

[Signature page to Deltic Timber Revolving Credit Note]

REVOLVING CREDIT NOTE

$123,000,000.00	Atlanta, Georgia February 2, 2016

FOR VALUE RECEIVED, the undersigned, Deltic Timber Corporation, a Delaware corporation (the “Borrower”), hereby promises to pay to AMERICAN AGCREDIT, PCA (the “Lender”) or its registered assigns, at the office of SunTrust Bank (“SunTrust”) at 303 Peachtree Street, N.E., Atlanta, Georgia 30308, on the Commitment Termination Date (as defined in the Second Amended and Restated Revolving Credit Agreement dated as of November 18, 2014 (as the same may be amended, supplemented, or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the Lenders from time to time party thereto and SunTrust, as Administrative Agent for the Lenders), the lesser of the principal sum of ONE HUNDRED TWENTY-THREE MILLION AND NO/100 DOLLARS ($123,000,000.00) and the aggregate unpaid principal amount of all Revolving Loans made by the Lender to the Borrower pursuant to the Credit Agreement, in lawful money of the United States of America in immediately available funds, and to pay interest from the date hereof on the principal amount thereof from time to time outstanding, in like funds, at said office, at the rate or rates per annum and payable on such dates as provided in the Credit Agreement. In addition, should legal action or an attorney-at-law be utilized to collect any amount due hereunder, the Borrower further promises to pay all costs of collection, including the reasonable attorneys’ fees of the Lender. Terms not defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

The Borrower promises to pay Default Interest, on demand, on the terms and conditions set forth in the Credit Agreement.

All borrowings evidenced by this Revolving Credit Note and all payments and prepayments of the principal hereof and the date thereof shall be endorsed by the holder hereof on the schedule attached hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof, or otherwise recorded by such holder in its internal records; provided, that the failure of the holder hereof to make such a notation or any error in such notation shall not affect the obligations of the Borrower to make the payments of principal and interest in accordance with the terms of this Revolving Credit Note and the Credit Agreement.

This Revolving Credit Note is given in substitution and replacement of that certain Revolving Credit Note dated November 18, 2014, in the principal amount of $60,000,000, executed by the Borrower in favor of the Lender.

This Revolving Credit Note is issued in connection with, and is entitled to the benefits of, the Credit Agreement which, among other things, contains provisions for the acceleration of the maturity hereof upon the happening of certain events, for prepayment of the principal hereof prior to the maturity hereof and for the amendment or waiver of certain provisions of the Credit Agreement, all upon the terms and conditions therein specified. THIS

REVOLVING CREDIT NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF GEORGIA AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

DELTIC TIMBER CORPORATION

By:	/s/ Kenneth D. Mann
Name: Kenneth D. Mann
Title: Vice President & CFO

[Signature page to Deltic Timber Revolving Credit Note]